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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 2
                              TO CURRENT REPORT ON

                                    FORM 8-K
                                 ON FORM 8-K/A


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  December 11, 2003
                                                  -----------------


                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                     0-12255                 48-0948788
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas 66211
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               (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
                                                     --------------



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         This amendment is being filed solely to delete Note 11 regarding Impact of the Acquisition Related Charges and add a new Note 12 regarding Guarantor and Non-Guarantor Subsidiaries to the financial statements included in Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.

                  The audited financial statements of Roadway Corporation as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000, and the unaudited financial statements as of March 29, 2003 and June 21, 2003 and for the twelve-weeks ended March 29, 2003 and March 23, 2002 and for the twenty-four weeks ended June 21, 2003 and June 15, 2002 were filed on Form 8-K under Item 7 on October 21, 2003.

                  The following financial statements of Roadway Corporation are included in Exhibit 99.1 hereto and incorporated by reference:

                  Consolidated balance sheets at September 13, 2003 (unaudited) and December 31, 2002

                  Statements of consolidated income (unaudited) for the twelve weeks ended September 13, 2003 and September 7, 2002 and the thirty-six weeks ended September 13, 2003 and September 7, 2002

                  Statements of consolidated cash flows (unaudited) for the thirty-six weeks ended September 13, 2003 and September 7, 2002

                  Notes to condensed consolidated financial statements

         (b)      Pro forma financial information.

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         (c)      Exhibits.

                  99.1 Certain financial statements of Roadway Corporation (see Item 7(a) above)



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YELLOW ROADWAY CORPORATION
                                            ------------------------------------
                                            (Registrant)


Date: March 10, 2004                         By: /s/ Donald G. Barger, Jr.
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                                             Donald G. Barger, Jr.
                                             Senior Vice President and Chief
                                             Financial Officer